UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

PIONEER NATURAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(972) 444-9001
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

TABLE OF CONTENTS

Page

Item 2.02. Results of Operations and Financial Condition.	3

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.	3

Signature	4

Exhibit Index	5

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2007, the Company issued the news release, with financial statements and schedules, that was attached as exhibit 99.1 to the Form 8-K furnished on that date by the Company. Subsequently, the Company determined that the furnished schedule entitled “Supplemental Non-GAAP Financial Measures” contained certain clerical errors. Attached hereto as Exhibit 99.1 is the corrected schedule.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1 —	Corrected “Supplemental Non-GAAP Financial Measures” schedule to news release, dated August 7, 2007, titled “Pioneer Reports Strong Production Growth and Earnings for the Second Quarter 2007”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer
Dated: August 28, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1(a)	Corrected "Supplemental Non-GAAP Financial Measures" schedule to news release, dated August 7, 2007, titled “Pioneer Reports Strong Production Growth and Earnings for the Second Quarter 2007”.

___________

(a) Furnished herewith.

5